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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 8, 2001


                               Sprint Corporation
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             (Exact name of registrant as specified in its charter)

              Kansas                     1-04721                            48-0457967
     -------------------------   --------------------------- ----------------------------------
     (State of incorporation)     (Commission File Number)   (IRS Employer Identification No.)


          2330 Shawnee Mission Parkway
                Westwood, Kansas                              66205
   --------------------------------------------        --------------------
    (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (913) 624-3000


                                 Not Applicable
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          (Former name or former address, if changed since last report)

                   P.O. Box 11315, Kansas City, Missouri 64112
          ----------------------------------------------------------
                (Mailing address of principal executive offices)


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Item 5.  Other Events

         Sprint Corporation is filing this Current Report on Form 8-K so as to file with the Securities and Exchange Commission certain items that are to be incorporated by reference into its Registration Statement on Form S-3 (File No. 333-65402).

Item 7.  Financial Information, Pro Forma Financial Information and Exhibits

         (c) Exhibits

         Exhibit 1.1   -       Form of Underwriting Agreement for Equity Units.

         Exhibit 1.2   -       Form of Underwriting Agreement for PCS common
                               stock, series 1.

         Exhibit 4.9   -       Form of Stock Purchase Contract (included
                               in the purchase contract agreement between Sprint
                               Corporation and Bank One, N.A., as purchase contract agent (filed as Exhibit 4 to Sprint
                               Corporation's Registration Statement on Form 8-A and incorporated herein by reference)).

         Exhibit 4.10  -       Form of Equity Unit Certificates (included
                               in the purchase contract agreement between Sprint
                               Corporation and Bank One, N.A., as purchase contract agent (filed as Exhibit 4 to Sprint
                               Corporation's Registration Statement on Form 8-A and incorporated herein by reference)).

         Exhibit 4.14  -       Form of pledge agreement among Sprint
                               Corporation and Bank One, N.A., as collateral agent and purchase contract agent (filed as Exhibit 6 to Sprint Corporation's Registration
                               Statement on Form 8-A and incorporated herein by reference).

         Exhibit 4.15  -       Form of remarketing agreement among Sprint
                               Corporation, Sprint Capital Corporation, Bank
                               One, N.A., as purchase contract agent, and the remarketing agent named therein.

         Exhibit 4.16  -       Form of terms of notes, including form of note.




                                        1

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 8, 2001             SPRINT CORPORATION



                                   By: /s/ Michael T. Hyde
                                      ------------------------------
                                      Name:  Michael T. Hyde
                                      Title:  Assistant Secretary



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                                  EXHIBIT INDEX

     Exhibit
     Number                       Description                            Page
     ------                       -----------                            ----

   Exhibit 1.1   -      Form of Underwriting Agreement for Equity Units.

   Exhibit 1.2   -      Form of Underwriting Agreement for PCS common
                        stock, series 1.

   Exhibit 4.9   -      Form of Stock Purchase Contract (included in
                        the purchase contract agreement between Sprint
                        Corporation and Bank One, N.A., as purchase contract agent (filed as Exhibit 4 to Sprint
                        Corporation's Registration Statement on Form 8-A and incorporated herein by reference)).

   Exhibit 4.10  -      Form of Equity Unit Certificates (included
                        in the purchase contract agreement between Sprint
                        Corporation and Bank One, N.A., as purchase contract agent (filed as Exhibit 4 to Sprint
                        Corporation's Registration Statement on Form 8-A and incorporated herein by reference).

   Exhibit 4.14  -      Form of pledge agreement among Sprint
                        Corporation and Bank One, N.A., as collateral agent and purchase contract agent (filed as Exhibit 6 to Sprint Corporation's Registration
                        Statement on Form 8-A and incorporated herein by reference).

   Exhibit 4.15  -      Form of remarketing agreement among Sprint Corporation,
                        Sprint Capital Corporation, Bank One, N.A., as purchase contract agent, and the remarketing agent named therein.

   Exhibit 4.16  -      Form of terms of notes, including form of note.